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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


Each director of Heritage Financial Corporation (the "Company") whose signature appears below, hereby appoints Donald V. Rhodes, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-8 (the "Registration Statement(s)") for the registration of interests in connection with the participation of employees in and acquisition of securities through the Company's 401(k) Employee Stock Ownership Plan and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement(s) to become effective (including post-effective amendments) and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the option shares, each such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof. This Power of Attorney has been signed by the following persons in the capacities indicated on the 16th day of September, 1999.

     Signature                            Title

/s/ Donald V. Rhodes                     Director
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Donald V. Rhodes

/s/ Lynn M. Brunton                      Director
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Lynn M. Brunton

/s/ John A. Clees                        Director
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John A. Clees

/s/ Daryl D. Jensen                      Director
-------------------
Daryl D. Jensen

/s/ H. Edward Odegard                    Director
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H. Edward Odegard

                                         Director
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James P. Senna

                                         Director
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Peter K. Wallerich

/s/ Philip S. Weigand                    Director
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Philip S. Weigand